UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2022 (April 1, 2022)

THE WENDY’S COMPANY

(Exact name of registrant, as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	WEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

General

On April 1, 2022 (the “Closing Date”), Wendy’s Funding, LLC (the “Master Issuer”), an indirect wholly-owned subsidiary of The Wendy’s Company (the “Company”), completed its previously announced financing transaction and issued $100 million of its Series 2022-1 4.236% Fixed Rate Senior Secured Notes, Class A-2-I (the “Class A-2-I Notes”) and $400 million of its Series 2022-1 4.535% Fixed Rate Senior Secured Notes, Class A-2-II (the “Class A-2-II Notes” and, together with the Class A-2-I Notes, the “Notes”), in an offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were issued in a privately placed securitization transaction pursuant to which most of the domestic and certain of the foreign revenue-generating assets of the Company, consisting principally of franchise-related agreements, real estate assets, and intellectual property and license agreements for the use of intellectual property, are held by the Master Issuer and certain other indirect wholly-owned subsidiaries of the Company that act as Guarantors (as defined below) of the Notes and that have pledged substantially all of their assets, excluding certain real estate assets and subject to certain limitations, to secure the Notes.

The Notes were issued under an Amended and Restated Base Indenture dated as of April 1, 2022 (the “Amended and Restated Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and securities intermediary, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1, and the related supplemental indenture dated as of April 1, 2022, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.2 (the “Series 2022-1 Supplement” and, together with the Amended and Restated Base Indenture, the “Indenture”). The Amended and Restated Base Indenture allows the Master Issuer to issue additional series of notes in the future subject to certain conditions.

On April 1, 2022, the Master Issuer and the Trustee entered into the Amended and Restated Base Indenture for the purpose of amending certain provisions of the Base Indenture dated as of June 1, 2015, between the Master Issuer and Citibank, N.A., as trustee and securities intermediary (as amended), including but not limited to the following: (i) to allow the Master Issuer, with the requisite approval, to increase the debt service coverage ratio and system sales thresholds for a rapid amortization event and, in the case of the debt service coverage ratio, a termination event of the Manager; (ii) to remove from the events of default a non-monetary judgment material adverse effect; (iii) to allow the Manager, in accordance with the standards and practice of a manager, to amend the leverage ratio applicable to the Company and each of its affiliates, including the Securitization Entities (as defined below), with the consent of Midland Loan Services, as the servicer (the “Control Party”); and (iv) to increase certain amounts of equity contributions, as designated by the Master Issuer, permitted to be included in the calculation of net cash flow. Such amendments will not be implemented until the first date upon which either (i) the Control Party, at the direction of the controlling class representative, designates such date as the “Springing Amendments Implementation Date” or (ii) all of the outstanding Series 2018-1 Class A-2-II Notes, Series 2019-1 Class A-2 Notes, Series 2021-1 Class A-1 Notes and Series 2021-1 Class A-2 Notes of the Master Issuer have been paid in full (the “2022 Springing Amendments Implementation Date”). Terms used in this section that are not otherwise defined herein have the meanings ascribed to them in the Amended and Restated Base Indenture.

Notes

Interest and principal payments on the Notes are payable on a quarterly basis. The requirement to make such quarterly principal payments on the Notes is subject to certain financial conditions set forth in the Indenture. The legal final maturity date of the Notes is March 2052, but, unless earlier prepaid to the extent permitted under the Indenture, the anticipated repayment dates of the Class A-2-I Notes and the Class A-2-II Notes will be March 2029 and March 2032, respectively. If the Master Issuer has not repaid or refinanced the Notes prior to the respective anticipated repayment date, additional interest will accrue on each tranche of the Notes at a rate equal to the greater of (A) 5.00% per annum and (B) a per annum interest rate equal to the amount, if any, by which the sum of (i) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on such anticipated repayment date of the United States Treasury Security having a term closest to 10 years, plus (ii) 5.00%, plus (iii) (1) with respect to the Class A-2-I Notes, 1.85%, and (2) with respect to the Class A-2-II Notes, 2.15%, exceeds the original interest rate with respect to such tranche.

The Notes are secured by the collateral described below under “Guarantees and Collateral.”

Guarantees and Collateral

Pursuant to the Guarantee and Collateral Agreement, dated June 1, 2015 (the “Guarantee and Collateral Agreement”), a copy of which is attached to the Company’s Current Report on Form 8-K filed on June 2, 2015 as Exhibit 10.2, by and among Wendy’s SPV Guarantor, LLC, Quality Is Our Recipe, LLC, and Wendy’s Properties, LLC, each as a guarantor of the Notes (collectively, the “Guarantors”), in favor of Citibank, N.A., as trustee, the Guarantors guarantee the obligations of the Master Issuer under the Indenture and related documents and secure the guarantee by granting a security interest in substantially all of their assets, except for certain real estate assets and subject to certain limitations as set forth therein.

The Notes are secured by a security interest in substantially all of the assets of the Master Issuer and the Guarantors (collectively, the “Securitization Entities”), except for certain real estate assets and subject to certain limitations as set forth in the Indenture and the Guarantee and Collateral Agreement. The assets of the Securitization Entities include most of the domestic and certain of the foreign revenue-generating assets of the Company and its subsidiaries, which principally consist of franchise-related agreements, real estate assets, intellectual property and license agreements for the use of intellectual property. Upon certain trigger events, mortgages will be required to be prepared and recorded on the real estate assets. The assets of the Securitization Entities, including the real estate assets, are referred to herein as the “Securitized Assets.”

The Notes are obligations only of the Master Issuer pursuant to the Indenture and are unconditionally and irrevocably guaranteed by the Guarantors pursuant to the Guarantee and Collateral Agreement. The pledge and security interest provisions with respect to the Master Issuer are included in the Amended and Restated Base Indenture. Except as described below, neither the Company nor any subsidiary of the Company, other than the Securitization Entities, will guarantee or in any way be liable for the obligations of the Master Issuer under the Indenture or the Notes.

Management of the Securitized Assets

Each of the Securitization Entities entered into a Management Agreement dated June 1, 2015, a copy of which is attached to the Company’s Current Report on Form 8-K filed on June 2, 2015 as Exhibit 10.3, as amended by the Management Agreement Amendment dated January 17, 2018, a copy of which is attached to the Company’s Current Report on Form 8-K filed on January 17, 2018 as Exhibit 10.2, the Second Amendment to the Management Agreement dated June 26, 2019, a copy of which is attached to the Company’s Current Report on Form 8-K filed on June 26, 2019 as Exhibit 10.2, the Third Amendment to the Management Agreement dated January 3, 2021, a copy of which is attached to the Company’s Annual Report on Form 10-K filed March 3, 2021 as Exhibit 10.31, the Fourth Amendment to the Management Agreement dated June 22, 2021, a copy of which is attached to the Company’s Current Report on Form 8-K filed on June 23, 2021 as Exhibit 10.2, and the Fifth Amendment to the Management Agreement (as defined below), a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 (collectively, as so amended, the “Management Agreement”), among the Securitization Entities, the Manager and the Trustee.

Pursuant to the Management Agreement, Wendy’s International, LLC acts as the Manager with respect to the Securitized Assets. The primary responsibilities of the Manager are to perform certain franchising, real estate, intellectual property and operational functions on behalf of the Securitization Entities with respect to the Securitized Assets pursuant to the Management Agreement. The Manager is entitled to the payment of a weekly management fee, as set forth in the Management Agreement, which includes reimbursement of certain expenses, and is subject to the liabilities set forth in the Management Agreement. On April 1, 2022, the parties to the Management Agreement entered into a Fifth Amendment to the Management Agreement (the “Fifth Amendment to the Management Agreement”) pursuant to which the parties agreed, among other changes, to allow the Manager, with (a) consent of the Control Party and (b) consent of each noteholder of each series of applicable notes outstanding if a rapid amortization event has occurred and is outstanding, to (x) increase the interest-only debt service coverage ratio threshold for a termination event of the Manager and (y) increase the amount of debt that may be incurred by the Company and each of its affiliates (including each of their respective subsidiaries but excluding any Securitization Entity) without the execution of a non-disturbance agreement from $100,000 to $500,000. Such amendments will not be implemented until the 2022 Springing Amendments Implementation Date and are subject to receipt of certain consents, including the consent of the Control Party.

The Manager manages and administers the Securitized Assets in accordance with the terms of the Management Agreement and, except as otherwise provided in the Management Agreement, the management standard set forth in the Management Agreement. Subject to limited exceptions set forth in the Management Agreement, the Management Agreement does not require the Manager to expend or risk its funds or otherwise incur any financial liability in the performance of any of its rights or powers under the Management Agreement if the Manager has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to the Manager.

Subject to limited exceptions set forth in the Management Agreement, the Manager will indemnify each Securitization Entity, the Trustee and certain other parties, and their respective officers, directors, employees and agents for all claims, penalties, fines, forfeitures, losses, legal fees and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur as a result of (i) the failure of the Manager to perform its obligations under the Management Agreement, (ii) the breach by the Manager of any representation or warranty under the Management Agreement or (iii) the Manager’s negligence, bad faith or willful misconduct. Terms used in this section that are not otherwise defined herein have the meanings ascribed to them in the Management Agreement, as amended.

Covenants and Restrictions

The Notes are subject to a series of covenants and restrictions customary for transactions of this type, including (i) that the Master Issuer maintains specified reserve accounts to be used to make required payments in respect of the Notes, (ii) provisions relating to optional and mandatory prepayments and the related payment of specified amounts, including specified make-whole payments under certain circumstances, (iii) certain indemnification payments in the event, among other things, that the assets pledged as collateral for the Notes are in stated ways defective or ineffective and (iv) covenants relating to recordkeeping, access to information and similar matters.

The Notes are also subject to customary rapid amortization events provided for in the Indenture, including events tied to (i) failure to maintain stated debt service coverage ratios, (ii) the sum of global gross sales for specified restaurants being below certain levels on certain measurement dates, (iii) certain manager termination events (including in certain circumstances a change of control of the Company), (iv) the occurrence of an event of default and (v) the failure to repay or refinance the Notes in full by the applicable anticipated repayment dates.

The Notes are also subject to certain customary events of default, including, without limitation, events relating to (i) non-payment of required interest, principal or other amounts due on or with respect to the Notes, (ii) failure to comply with covenants within certain time frames, (iii) certain bankruptcy events, (iv) breaches of specified representations and warranties, (v) the Trustee ceasing to have valid and perfected security interests in certain collateral and (vi) certain judgments.

Use of Proceeds

The net proceeds of the offering will be used for general corporate purposes, which may include funding for growth initiatives, return of capital to shareholders, and debt retirement.

The Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other security and shall not constitute an offer, solicitation or sale of the Notes or any other security in any jurisdiction where such an offering or sale would be unlawful.

The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copies of the Amended and Restated Base Indenture, the Series 2022-1 Supplement and the Fifth Amendment to the Management Agreement, which have been filed as Exhibits 4.1, 4.2 and 10.1, respectively, hereto and are hereby incorporated herein by reference. Interested parties should read the documents in their entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

Updated Outlook for Fiscal Year 2022

As a result of the financing transaction described in this Current Report on Form 8-K, the Company is updating its 2022 outlook.

The Company now expects:

•	Adjusted earnings per share: $0.82 to $0.86
•	Cash flows from operations: $305 to $325 million
•	Free cash flow: $215 to $225 million

The Company continues to expect:

•	Global systemwide sales growth: 6 to 8 percent
•	Adjusted EBITDA: $490 to $505 million
•	Capital expenditures: $90 to $100 million

This Current Report on Form 8-K includes forward-looking projections for certain non-GAAP financial measures, including systemwide sales, adjusted EBITDA, adjusted earnings per share and free cash flow. The Company excludes certain expenses and benefits from adjusted EBITDA, adjusted earnings per share and free cash flow, such as the impact from our advertising funds, including the net change in the restricted operating assets and liabilities and any excess or deficit of advertising fund revenues over advertising fund expenses, impairment of long-lived assets, reorganization and realignment costs, system optimization gains, net, and the timing and resolution of certain tax matters. Due to the uncertainty and variability of the nature and amount of those expenses and benefits, the Company is unable without unreasonable effort to provide projections of net income, earnings per share or net cash provided by operating activities, or a reconciliation of those projected measures.

Increase in Share Repurchase Authorization

Additionally, on April 1, 2022, the Company’s Board of Directors approved an increase of $150 million in the Company’s previously announced share repurchase authorization, expiring in February 2023, to $250 million.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements, including all statements that address future operating, financial or business performance and statements expressing general views about future results, that are not historical facts, including statements regarding the expected use of proceeds from the offering and the Company’s 2022 outlook. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Generally, forward-looking statements include the words “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimate,” “goal,” “upcoming,” “outlook,” “guidance” or the negation thereof, or similar expressions. In addition, all statements that address future operating, financial or business performance, strategies or initiatives, future efficiencies or savings, anticipated costs or charges, future capitalization, anticipated impacts of recent or pending investments or transactions and statements expressing general views about future results or brand health are forward-looking statements within the meaning of the Reform Act. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by the Company’s forward-looking statements.

These factors include, but are not limited to, (1) the impact of general market, industry, credit and economic conditions; (2) disruption to the Company’s business from the novel coronavirus (COVID-19) pandemic and the impact of the pandemic on the Company’s results of operations, financial condition and prospects; (3) the impact of competition or poor customer experiences at Wendy’s restaurants; (4) adverse economic conditions or disruptions, including in regions with a high concentration of Wendy’s restaurants; (5) changes in discretionary consumer spending and consumer tastes and preferences; (6) impacts to the Company’s corporate reputation or the value and perception of the Company’s brand; (7) the effectiveness of the Company’s marketing and advertising programs and new product development; (8) the Company’s ability to manage the accelerated impact of social media; (9) the Company’s ability to protect its intellectual property; (10) food safety events or health concerns involving the Company’s products; (11) the Company’s ability to achieve its growth strategy through new restaurant development and its Image Activation program; (12) the Company’s ability to effectively manage the acquisition and disposition of restaurants or successfully implement other strategic initiatives; (13) risks associated with leasing and owning significant amounts of real estate, including environmental matters; (14) the Company’s ability to achieve and maintain market share in the breakfast daypart; (15) risks associated with the Company’s international operations, including the ability to execute its international growth strategy; (16) changes in commodity and other operating costs; (17) shortages or interruptions in the supply or distribution of the Company’s products and other risks associated with the Company’s independent supply chain purchasing co-op; (18) the impact of increased labor costs or labor shortages; (19) the continued succession and retention of key personnel and the effectiveness of the Company’s leadership structure; (20) risks associated with the Company’s digital commerce strategy, platforms and technologies, including its ability to adapt to changes in industry trends and consumer preferences; (21) the Company’s dependence on computer systems and information technology, including risks associated with the failure, misuse, interruption or breach of its systems or technology or other cyber incidents or deficiencies; (22) risks associated with the Company’s securitized financing facility and other debt agreements, including compliance with operational and financial covenants, restrictions on its ability to raise additional capital, the impact of its overall debt levels and the Company’s ability to generate sufficient cash flow to meet its debt service obligations and operate its business; (23) risks associated with the Company’s capital allocation policy, including the amount and timing of equity and debt repurchases and dividend payments; (24) risks associated with complaints and litigation, compliance with legal and regulatory requirements and an increased focus on environmental, social and governance issues; (25) risks associated with the availability and cost of insurance, changes in accounting standards, the recognition of impairment or other charges, the impact of reorganization and realignment initiatives, changes in tax rates or tax laws and fluctuations in foreign currency exchange rates; (26) conditions beyond the Company’s control, such as adverse weather conditions, natural disasters, hostilities, social unrest, health epidemics or pandemics or other catastrophic events; and (27) other risks and uncertainties cited in the Company’s releases, public statements and/or filings with the Securities and Exchange Commission, including those identified in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of the Company’s Forms 10-K and 10-Q. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.

In addition to the factors described above, there are risks associated with the Company’s predominantly franchised business model that could impact its results, performance and achievements. Such risks include the Company’s ability to identify, attract and retain experienced and qualified franchisees, the Company’s ability to effectively manage the transfer of restaurants between and among franchisees, the business and financial health of franchisees, the ability of franchisees to meet their royalty, advertising, development, reimaging and other commitments, participation by franchisees in brand strategies and the fact that franchisees are independent third parties that own, operate and are responsible for overseeing the operations of their restaurants. The Company’s predominantly franchised business model may also impact the ability of the Wendy’s system to effectively respond and adapt to market changes. Many of these risks have been or in the future may be heightened due to the business disruption and impact from the COVID-19 pandemic.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect the Company.

The Company assumes no obligation to update any forward-looking statements after the date of this Current Report on Form 8-K as a result of new information, future events or developments, except as required by federal securities laws, although the Company may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

Disclosure Regarding Non-GAAP Financial Measures

In addition to the financial measures presented in this Current Report on Form 8-K in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has included certain non-GAAP financial measures in this Current Report on Form 8-K, including adjusted EBITDA, adjusted earnings per share, free cash flow and systemwide sales.

The Company uses adjusted EBITDA, adjusted earnings per share and systemwide sales as internal measures of business operating performance and as performance measures for benchmarking against the Company’s peers and competitors. Adjusted EBITDA and systemwide sales are also used by the Company in establishing performance goals for purposes of executive compensation. The Company believes its presentation of adjusted EBITDA, adjusted earnings per share and systemwide sales provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance. The Company believes these non-GAAP financial measures are important supplemental measures of operating performance because they eliminate items that vary from period to period without correlation to our core operating performance and highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. Due to the nature and/or size of the items being excluded, such items do not reflect future gains, losses, expenses or benefits and are not indicative of our future operating performance. The Company believes investors, analysts and other interested parties use adjusted EBITDA, adjusted earnings per share and systemwide sales in evaluating issuers, and the presentation of these measures facilitates a comparative assessment of the Company’s operating performance in addition to the Company’s performance based on GAAP results.

This Current Report on Form 8-K also includes disclosure regarding the Company’s free cash flow. Free cash flow is a non-GAAP financial measure that is used by the Company as an internal measure of liquidity. Free cash flow is also used by the Company in establishing performance goals for purposes of executive compensation. The Company defines free cash flow as cash flows from operations minus (i) capital expenditures and (ii) the net change in the restricted operating assets and liabilities of the advertising funds and any excess/deficit of advertising funds revenue over advertising funds expense included in net income, as reported under GAAP. The impact of our advertising funds is excluded because the funds are used solely for advertising and are not available for the Company’s working capital needs. The Company may also make additional adjustments for certain non-recurring or unusual items. The Company believes free cash flow is an important liquidity measure for investors and other interested persons because it communicates how much cash flow is available for working capital needs or to be used for repurchasing shares, paying dividends, repaying or refinancing debt, financing possible acquisitions or investments or other uses of cash.

Adjusted EBITDA, adjusted earnings per share, free cash flow and systemwide sales are not recognized terms under GAAP, and the Company’s presentation of these non-GAAP financial measures does not replace the presentation of the Company’s financial results in accordance with GAAP. Because all companies do not calculate adjusted EBITDA, adjusted earnings per share, free cash flow and systemwide sales (and similarly titled financial measures) in the same way, those measures as used by other companies may not be consistent with the way the Company calculates such measures. The non-GAAP financial measures included in this Current Report on Form 8-K should not be construed as substitutes for or better indicators of the Company’s performance than the most directly comparable GAAP financial measures.

Key Business Measures

The Company tracks its results of operations and manages its business using certain key business measures, including systemwide sales, which is a measure commonly used in the quick-service restaurant industry that is important to understanding Company performance.

Systemwide sales includes sales by both Company-operated and franchise restaurants. Franchise restaurant sales are reported by our franchisees and represent their revenues from sales at franchised Wendy’s restaurants. Sales by franchise restaurants are not recorded as Company revenues and are not included in the Company’s consolidated financial statements. However, the Company’s royalty revenues are computed as percentages of sales made by Wendy’s franchisees and, as a result, sales by franchisees have a direct effect on the Company’s royalty revenues and profitability.

Systemwide sales exclude sales from Venezuela and Argentina due to the highly inflationary economies of those countries.

The Company calculates systemwide sales growth on a constant currency basis. Constant currency results exclude the impact of foreign currency translation and are derived by translating current year results at prior year average exchange rates. The Company believes excluding the impact of foreign currency translation provides better year over year comparability.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Amended and Restated Base Indenture, dated as of April 1, 2022, by and between Wendy’s Funding, LLC, as Master Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.2	Series 2022-1 Supplement to Amended and Restated Base Indenture, dated as of April 1, 2022, by and between Wendy’s Funding, LLC, as Master Issuer of the Series 2022-1 fixed rate senior secured notes, Class A-2, and Citibank, N.A., as Trustee and Series 2022-1 Securities Intermediary.

10.1	Fifth Amendment to the Management Agreement, dated as of April 1, 2022, by and among Wendy’s Funding, LLC, as Master Issuer, certain subsidiaries of Wendy’s Funding, LLC party thereto, Wendy’s International, LLC, as Manager, and Citibank, N.A., as Trustee.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE WENDY’S COMPANY

By:	/s/ Michael G. Berner
Name:	Michael G. Berner
Title:	Vice President – Corporate & Securities Counsel and Chief Compliance Officer, and Assistant Secretary

Dated: April 4, 2022